Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2004

Boston Properties, Inc.

Third Quarter 2004

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Funds Available for Distribution and Interest Coverage Ratios	10
Discontinued Operations	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Portfolio Overview-Square Footage	18
In-Service Property Listing	19-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Industrial Properties-Lease Expiration Roll Out	26
Retail Properties - Lease Expiration Roll Out	27
Grand Total - Office, Office/Technical, Industrial and Retail Properties	28
Greater Boston Area Lease Expiration Roll Out	29-30
Washington, D.C. Area Lease Expiration Roll Out	31-32
San Francisco Area Lease Expiration Roll Out	33-34
Midtown Manhattan Area Lease Expiration Roll Out	35-36
Princeton Area Lease Expiration Roll Out	37-38
Other Properties Lease Expiration Roll Out	39-40
CBD/Suburban Lease Expiration Roll Out	41-42
Hotel Performance	43
Occupancy Analysis	44
Same Property Performance	45
Reconciliation to Same Property Performance and Net Income	46-47
Leasing Activity	48
Capital Expenditures, Tenant Improvements and Leasing Commissions	49
Acquisitions/Dispositions	50
Value Creation Pipeline - Construction in Progress	51
Value Creation Pipeline - Land Parcels and Purchase Options	52
Definitions	53

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “guidance,” “expects,” “plans,” “estimates,” “projects,” “intends,” “believes” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the effects of local economic and market conditions, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Third Quarter 2004

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in four core markets: Boston, Washington, D.C., Midtown Manhattan and San Francisco. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices in Boston, New York City, Washington, D.C., San Francisco, and Princeton, New Jersey. Its property portfolio is comprised primarily of first-class office space but also includes hotels and industrial buildings. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. Government and a diverse array of high-credit tenants.

Management

Boston Properties’ management team is among the most distinguished in the REIT industry. This deep and talented team of thirty individuals average twenty-four years of real estate experience and fifteen years with Boston Properties. Chairman Mortimer Zuckerman is nationally-known, serving as Chairman and Editor-in-Chief of U.S. News and World Report and Chairman and Publisher of the New York Daily News. He holds an undergraduate degree from McGill University, a law degree from Harvard University and an MBA from the Wharton School, University of Pennsylvania. President and CEO, Edward Linde, serves on a number of corporate and philanthropic boards, including the Boston Symphony Orchestra, National Association of Real Estate Investment Trusts (NAREIT) and The Real Estate Roundtable. He holds a B.S. Civil Engineering degree from MIT and an MBA with high distinction as a Baker Scholar from Harvard Graduate School of Business Administration. Boston Properties’ Board of Directors consists of ten distinquished members, the majority of which serve as Independant Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: Concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of September 30, 2004)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	12/31
Total Properties	126
Total Square Feet	44.1 million
Common Shares and Units Outstanding (as converted)	136.3 million
Dividend — Quarter/Annualized	$0.65/$2.60
Dividend Yield	4.69%
Total Market Capitalization	$12.6 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (S&P and Fitch)

Boston Properties, Inc.

Third Quarter 2004

INVESTOR INFORMATION

Board of Directors		Management

Mortimer B. Zuckerman	Alan B. Landis	Robert E. Burke	E. Mitchell Norville
Chairman of the Board	Director	Executive Vice President for Operations	Senior Vice President, Manager of DC Office

Edward H. Linde	Alan J. Patricof	Raymond A. Ritchey	Robert E. Pester
President and Chief Executive Officer, Director	Director, Chairman of Audit Committee	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President, Manager of San Francisco Office

Lawrence S. Bacow	Richard E. Salomon	Douglas T. Linde	Mitchell S. Landis
Director	Director, Chairman of Compensation Committee	Senior Vice President, Chief Financial Officer, and Treasurer	Senior Vice President, Manager of Princeton Office

William M. Daley	Martin Turchin	Bryan J. Koop	Frank D. Burt
Director, Chairman of Nominating & Corporate Governance Committee	Director	Senior Vice President, Manager of Boston Office	Senior Vice President, General Counsel

Carol B. Einiger	David A. Twardock	Robert E. Selsam	Arthur S. Flashman
Director	Director	Senior Vice President, Manager of New York Office	Vice President and Controller
Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
111 Huntington Avenue Suite 300	BXP	Boston Properties, Inc. 111 Huntington Avenue, Suite 300	Financial inquiries should be directed to Michael Walsh,
Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	Stock Exchange Listing New York Stock Exchange	Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311	Vice President, Finance, at 617.236.3410 or mwalsh@bostonproperties.com
		investor_relations@bostonproperties.com www.bostonproperties.com	Investor or media inquires should be directed to Kathleen DiChiara, Investor Relations Manager, at 617.236.3343 or kdichiara@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q3 2004	Q2 2004	Q1 2004	Q4 2003	Q3 2003
High Price	$56.29	$55.54	$54.89	$48.47	$45.50
Low Price	$49.86	$43.63	$46.69	$43.40	$41.26
Average Price	$53.57	$48.15	$51.06	$46.02	$43.35
Closing Price, at the end of the quarter	$55.39	$50.08	$54.31	$48.19	$43.47
Dividends per share - annualized (1)	$2.60	$2.60	$2.52	$2.52	$2.52
Closing dividend yield - annualized	4.69%	5.19%	4.64%	5.23%	5.80%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	136,277	135,889	135,582	127,683	127,037
Closing market value of shares and units outstanding (thousands)	$7,548,404	$6,805,321	$7,363,458	$6,153,044	$5,522,298

(1)	Reflects dividend increase from $0.63 per share to $0.65 per share - effective Q2 2004.

Timing

Quarterly results for the remainder of 2004 will be announced according to the following schedule:

Fourth Quarter	Late January

Boston Properties, Inc.

Third Quarter 2004

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage

David Aubuchon	Francis Greywitt	Chris Brown	Mark Streeter
A.G. Edwards & Sons	KeyBanc Capital Markets	Banc of America Securities	J.P. Morgan Securities
314.955.5452	216.443.4795	704.386.2524	212.834.5086

Ross Nussbaum / John Kim	David Shulman / David Toti	Susan Berliner / Dan Mooney	John Forrey
Banc of America Securities	Lehman Brothers	Bear Stearns & Company	Merrill Lynch & Company
212.847.5668 / 212.847.5761	212.526.3413 / 212.526.2002	212.272.3824 / 212.272.0217	212.449.1812

Ross Smotrich / Jeffrey Langbaum	Steve Sakwa / Brian Legg	Thierry Perrein	Thomas Cook
Bear Stearns & Company	Merill Lynch & Company	Credit Suisse First Boston	Smith Barney Citigroup
212.272.8046 / 212.272.4201	212.449.0335 / 212.449.1153	212.538.8618	212.723.1112

Louis Taylor / Christoper Capolongo	Gregory Whyte / David Cohen	Scott O’Shea
Deutsche Bank Securities	Morgan Stanley & Company	Deutsche Bank Securities
212.250.4912 / 212.250.7726	212.761.6331 / 212.761.8564	212.250.7190

David Loeb / Gustavo Sarago	James Sullivan /James Feldman
Friedman, Billings, Ramsey & Co.	Prudential Equity Group
703.469.1289 / 703.469.1042	212.778.2515 / 212.778.1724	Rating Agencies:

Carey Callaghan / Allison Widman	Jay Leupp / David Copp	William Travers
Goldman Sachs & Company	RBC Capital Markets (US)	Fitch Ratings
212.902.4351 / 212.902.2796	415.633.8588 / 415.633.8558	212.908.0304

Jim Sullivan / Michael Knott	Jonathan Litt / John Stewart	Karen Nickerson
Green Street Advisors	Smith Barney Citigroup	Moody’s Investors Service
949.640.8780	212.816.0231 / 212.816.1685	212.553.4924

Anthony Paolone / Michael Mueller	Keith Mills /Srikanth Nagarajan	James Fielding
J.P. Morgan Securities	UBS Securities	Standard & Poor’s
212.622.6682 / 212.622.6689	212.713.3098 / 212.713.6144	212.438.2452

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company or are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Third Quarter 2004

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 and 10. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company’s financial condition and results of operations can be found on page 53.

	Three Months Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Income Items:
Revenue	$359,716	$344,860	$333,330	$333,908	$328,028
Straight line rent (SFAS 13)	$16,954	$13,487	$11,620	$14,536	$12,144
Fair value lease revenue (SFAS 141) (1)	$241	$268	$(83)	$(53)	$(577)
Lease termination fees (included in revenue) (2)	$1,800	$—	$1,558	$1,401	$1,735
Capitalized interest	$1,758	$3,539	$4,831	$5,192	$4,954
Capitalized wages	$1,459	$1,565	$1,357	$1,209	$1,288
Operating Margins [(rental revenue - rental expenses)/rental revenue] (3)	67.2%	69.4%	69.6%	69.5%	67.1%
Net income available to common shareholders	$68,542	$87,118	$66,048	$60,592	$56,970
Funds from operations (FFO) available to common shareholders before net derivative gains (4)	$119,937	$116,904	$103,831	$106,931	$99,057
FFO per share before net derivative gains - diluted (4)	$1.07	$1.05	$0.99	$1.05	$0.98
Net income available to common shareholders per share - basic	$0.63	$0.81	$0.65	$0.62	$0.59
Net income available to common shareholders per share - diluted	$0.62	$0.79	$0.64	$0.61	$0.57
Dividends per share	$0.65	$0.65	$0.63	$0.63	$0.63
Funds available for distribution to common shareholders and common unitholders (FAD) (5)	$101,147	$109,181	$98,135	$85,496	$100,842

Ratios:
Interest Coverage Ratio (excluding capitalized interest) - cash basis (6)	2.74	2.80	2.66	2.68	2.58
Interest Coverage Ratio (including capitalized interest) - cash basis (6)	2.68	2.67	2.50	2.50	2.42
FFO Payout Ratio (7)	60.75%	61.90%	63.64%	60.00%	64.29%
FAD Payout Ratio (8)	83.73%	77.52%	82.49%	88.86%	74.33%

	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Capitalization:
Total Debt	$5,016,069	$4,994,703	$4,910,761	$5,004,720	$4,920,343
Price @ Quarter End	$55.39	$50.08	$54.31	$48.19	$43.47
Equity Value @ Quarter End	$7,548,404	$6,805,321	$7,363,458	$6,153,044	$5,522,298
Total Market Capitalization (9)	$12,564,473	$11,800,024	$12,274,219	$11,157,764	$10,442,641
Debt/Total Market Capitalization (9)	39.92%	42.33%	40.01%	44.85%	47.12%

(1)	Represents the net adjustment for above and below market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

(2)	Does not include the Company’s share of termination income earned from unconsolidated joint ventures totaling $613 for the three months ended June 30, 2004.

(3)	Rental Expenses include operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity amounts totaling $8,312, $5,900, $6,370, $6,620 and $8,742 for the three months ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively.

(4)	For a quantitative reconciliation of the differences between FFO before net derivative gains and net income available to common shareholders, see page 9.

(5)	For a quantitative reconciliation of the differences between FAD and FFO before net derivative gains, see page 10.

(6)	For additional detail, see page 10.

(7)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders (other than the Company) divided by FFO per share before net derivative gains- diluted.

(8)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders (other than the Company) divided by FAD.

(9)	For additional detail, see page 12.

Boston Properties, Inc.

Third Quarter 2004

CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
ASSETS
Real estate	$9,053,584	$8,427,296	$8,272,848	$8,202,958	$8,060,525
Construction in progress	19,279	606,012	579,751	542,600	481,571
Land held for future development	221,901	230,155	228,361	232,098	232,361
Real estate held for sale	45	5,756	42,449	5,604	—
Less accumulated depreciation	(1,151,896)	(1,099,715)	(1,047,911)	(1,001,435)	(952,754)

Total real estate	8,142,913	8,169,504	8,075,498	7,981,825	7,821,703
Cash and cash equivalents	213,873	227,698	182,151	22,686	37,621
Escrows	24,137	27,888	25,666	21,321	27,992
Tenant and other receivables, net	12,936	11,637	14,962	18,425	21,813
Accrued rental income, net	232,143	215,536	202,604	189,852	175,063
Deferred charges, net	240,834	212,666	196,598	188,855	178,819
Prepaid expenses and other assets	57,302	33,388	56,001	39,350	57,012
Investments in unconsolidated joint ventures	88,276	83,950	83,555	88,786	88,632

Total assets	$9,012,414	$8,982,267	$8,837,035	$8,551,100	$8,408,655

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$3,545,477	$3,524,202	$3,440,351	$3,471,400	$3,450,112
Unsecured senior notes, net of discount	1,470,592	1,470,501	1,470,410	1,470,320	1,470,231
Unsecured line of credit	—	—	—	63,000	—
Accounts payable and accrued expenses	88,124	91,790	110,002	92,026	69,940
Dividends and distributions payable	90,942	91,350	89,166	84,569	83,972
Interest rate contracts	2,928	4,800	6,417	8,191	9,875
Accrued interest payable	41,007	50,318	41,984	50,931	44,010
Other liabilities	89,813	89,145	79,390	80,367	69,242

Total liabilities	5,328,883	5,322,106	5,237,720	5,320,804	5,197,382

Commitments and contingencies	—	—	—	—	—

Minority interests	790,758	804,172	851,901	830,133	829,779

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 108,986,697, 108,160,487, 106,442,998, 98,230,177 and 97,577,665 outstanding, respectively	1,090	1,082	1,064	982	976
Additional paid-in capital	2,582,036	2,544,278	2,453,215	2,104,158	2,084,490
Earnings in excess of dividends	334,736	336,704	319,890	320,900	322,530
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Unearned compensation	(6,555)	(7,367)	(7,872)	(6,820)	(7,271)
Accumulated other comprehensive loss	(15,812)	(15,986)	(16,161)	(16,335)	(16,509)

Total stockholders’ equity	2,892,773	2,855,989	2,747,414	2,400,163	2,381,494

Total liabilities and stockholders’ equity	$9,012,414	$8,982,267	$8,837,035	$8,551,100	$8,408,655

Boston Properties, Inc.

Third Quarter 2004

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-04		30-Jun-04	31-Mar-04		31-Dec-03	30-Sep-03
Revenue:
Rental
Base Rent	$274,138		$265,139	$255,313		$256,359	$251,391
Recoveries from tenants	43,415		39,406	40,787		37,838	41,146
Parking and other	15,652	(1)	14,094	13,198		12,213	13,244

Total rental revenue	333,205		318,639	309,298		306,410	305,781
Hotel revenues	19,768		19,166	13,178		22,082	17,542
Development and management services	5,835		5,965	3,326		4,550	3,616
Interest and other	908		1,090	7,528	(2)	866	1,089

Total revenue	359,716		344,860	333,330		333,908	328,028

Expenses:
Operating	65,111		60,238	61,022		58,328	65,726
Real estate taxes	44,284		41,514	39,834		39,927	40,219
Hotel operating	13,709		13,376	11,678		15,992	12,829
General and administrative	13,002		12,493	12,600		11,749	11,183
Interest (3)	77,698		74,789	74,305		75,001	75,343
Depreciation and amortization	66,523		60,704	56,294		55,825	52,991
Net derivative gains	—		—	—		—	(885)
Loss from early extinguishment of debt	—		—	6,258		—	—

Total expenses	280,327		263,114	261,991		256,822	257,406

Income before minority interests and income from unconsolidated joint ventures	79,389		81,746	71,339		77,086	70,622
Minority interest in property partnerships	1,447		1,292	385		370	648
Income from unconsolidated joint ventures	460		879	1,377		662	1,343

Income before minority interest in Operating Partnership	81,296		83,917	73,101		78,118	72,613
Minority interest in Operating Partnership (4)	(16,993)		(17,895)	(17,265)		(18,675)	(17,913)

Income before gains on sales of real estate and other assets	64,303		66,022	55,836		59,443	54,700
Gains on sales of real estate and other assets, net of minority interest	—		1,377	6,698		—	1,341

Income before discontinued operations	64,303		67,399	62,534		59,443	56,041
Income from discontinued operations, net of minority interest	89		130	993		1,149	929
Gains on sales of real estate from discontinued operations, net of minority interest	4,150		19,589	2,521		—	—

Net income available to common shareholders	$68,542		$87,118	$66,048		$60,592	$56,970

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share - basic	$0.63		$0.81	$0.65		$0.62	$0.59

Net income available to common shareholders per share - diluted	$0.62		$0.79	$0.64		$0.61	$0.57

(1)	Includes $1.8 million from the settlement of an ongoing litigation.

(2)	Includes approximately $7.0 million related to the termination of an agreement to enter into a ground lease in the three months ended March 31, 2004.

(3)	Interest expense is reported net of capitalized interest of $1,758, $3,539, $4,831, $5,192 and $4,954 for the three months ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively.

(4)	Equals minority interest share of 16.75%, 16.96%, 17.96%, 18.59% and 18.08% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Third Quarter 2004

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	30-Sep-04	30-Jun-04	31-Mar-04	31-Dec-03	30-Sep-03
Net income available to common shareholders	$68,542	$87,118	$66,048	$60,592	$56,970
Add:
Minority interest in Operating Partnership	16,993	17,895	17,265	18,675	17,913
Less:
Minority interest in property partnerships	1,447	1,292	385	370	648
Income from unconsolidated joint ventures	460	879	1,377	662	1,343
Gain on sales of real estate and other assets, net of minority interest	—	1,377	6,698	—	1,341
Income from discontinued operations, net of minority interest	89	130	993	1,149	929
Gain on sales of real estate from discontinued operations, net of minority interest	4,150	19,589	2,521	—	—

Income before minority interests and income from unconsolidated joint ventures	79,389	81,746	71,339	77,086	70,622
Add:
Real estate depreciation and amortization (1)	67,538	61,919	57,873	57,500	54,606
Income from discontinued operations	160	211	1,267	1,490	1,218
Income from unconsolidated joint ventures	460	879	1,377	662	1,343
Less:
Minority property partnership’s share of funds from operations	(17)	158	904	945	805
Preferred dividends and distributions	3,491	3,813	4,385	4,443	5,183

Funds from operations (FFO)	144,073	140,784	126,567	131,350	121,801
Less:
Net derivative gains (SFAS No. 133)	—	—	—	—	(885)

FFO before net derivative gains (SFAS No. 133)	$144,073	$140,784	$126,567	$131,350	$120,916
Less:
Minority interest in Operating Partnership’s share of funds from operations	24,136	23,880	22,736	24,419	21,859

FFO available to common shareholders before net derivative gains (SFAS No. 133) (2)	$119,937	$116,904	$103,831	$106,931	$99,057

FFO per share before net derivative gains (SFAS No. 133) - basic	$1.11	$1.09	$1.03	$1.09	$1.02

Weighted average shares outstanding - basic	108,339	107,216	100,890	97,945	97,360

FFO per share before net derivative gains (SFAS No. 133) - diluted	$1.07	$1.05	$0.99	$1.05	$0.98

FFO per share after net derivative gains (SFAS No. 133) - diluted	$1.07	$1.05	$0.99	$1.05	$0.99

Weighted average shares outstanding - diluted	116,149	115,208	110,577	107,188	107,231

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	September 30, 2004		June 30, 2004		March 31, 2004		December 31,2003		September 30, 2003
	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)
Basic FFO before net derivative gains	$144,073	130,141	$140,784	129,116	$126,567	122,983	$131,350	120,312	$120,916	118,846
Effect of Dilutive Securities
Convertible Preferred Units	3,491	5,568	3,813	6,192	4,385	7,087	4,443	7,087	5,183	8,047
Stock Options and other	—	2,242	—	1,800	—	2,599	—	2,155	—	1,823

Diluted FFO before net derivative gains (SFAS No. 133)	$147,564	137,951	$144,597	137,108	$130,952	132,669	$135,793	129,554	$126,099	128,716
Less:
Minority interest in Operating Partnership’s share of diluted funds from operations	23,321	21,802	23,097	21,900	21,806	22,092	23,444	22,366	21,048	21,485

Company’s share of diluted FFO before net derivative gains (SFAS No. 133) (3)	$124,243	116,149	$121,500	115,208	$109,146	110,577	$112,349	107,188	$105,051	107,231

FFO per share before net derivative gains (SFAS No. 133) - basic	$1.11		$1.09		$1.03		$1.09		$1.02

FFO per share before net derivative gains (SFAS No. 133) - diluted	$1.07		$1.05		$0.99		$1.05		$0.98

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $66,523, $60,704, $56,294, $55,825 and $52,991, our share of unconsolidated joint venture real estate depreciation and amortization of $1,636, $1,683, $1,697, $1,874 and $1,821 and depreciation and amortization from discontinued operations of $37, $149, $499, $504 and $465, less corporate related depreciation of $658, $617, $617, $703 and $670 for the three months ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2004 and September 30, 2004, respectively.

(2)	Based on weighted average shares for the quarter. Company’s share for the quarter ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003 was 83.25%, 83.04%, 82.04%, 81.41% and 81.92%, respectively.

(3)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003 was 84.20%, 84.03%, 83.35%, 82.74% and 83.31%, respectively.

Boston Properties, Inc.

Third Quarter 2004

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Funds from operations (FFO) before net derivative gains (see page 9)	$144,073	$140,784	$126,567	$131,350	$120,916
2nd generation tenant improvements and leasing commissions	(19,583)	(17,693)	(15,102)	(23,190)	(5,606)
Straight-line rent	(16,954)	(13,487)	(11,620)	(14,536)	(12,144)
Recurring capital expenditures	(6,831)	(4,138)	(3,211)	(8,413)	(3,415)
Fair value interest adjustment	(793)	(787)	(340)	(337)	(261)
Fair value lease revenue (SFAS 141)	(241)	(268)	83	53	577
Hotel improvements, equipment upgrades and replacements	(238)	(228)	(273)	(676)	(353)
Non real estate depreciation	658	617	617	703	670
Stock-based compensation	955	933	1,279	451	434
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	101	3,448	135	91	24

Funds available for distribution to common shareholder and common unitholders (FAD)	$101,147	$109,181	$98,135	$85,496	$100,842

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Excluding Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$79,389	$81,746	$71,339	$77,086	$70,622
Interest expense	77,698	74,789	74,305	75,001	75,343
Depreciation	66,523	60,704	56,294	55,825	52,991
Depreciation from joint ventures	1,636	1,683	1,697	1,874	1,821
Income from unconsolidated joint ventures	460	879	1,377	662	1,343
Discontinued Operations - depreciation	37	149	499	504	465
Discontinued operations	160	211	1,267	1,490	1,218
Straight-line rent	(16,954)	(13,487)	(11,620)	(14,536)	(12,144)
Net derivative gains	—	—	—	—	(885)
Fair value lease revenue (SFAS 141)	(241)	(268)	83	53	577

Subtotal	208,708	206,406	195,241	197,959	191,351
Divided by:
Interest expense (1)	76,242	73,683	73,305	73,975	74,214
Interest expense - discontinued operations	—	—	—	—	—

Total interest expense	76,242	73,683	73,305	73,975	74,214
Interest Coverage Ratio	2.74	2.80	2.66	2.68	2.58

Including Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$79,389	$81,746	$71,339	$77,086	$70,622
Discontinued operations	160	211	1,267	1,490	1,218
Interest expense	77,698	74,789	74,305	75,001	75,343
Depreciation	66,523	60,704	56,294	55,825	52,991
Depreciation from joint ventures	1,636	1,683	1,697	1,874	1,821
Income from unconsolidated joint ventures	460	879	1,377	662	1,343
Net derivative gains	—	—	—	—	(885)
Fair value lease revenue (SFAS 141)	(241)	(268)	83	53	577
Straight-line rent	(16,954)	(13,487)	(11,620)	(14,536)	(12,144)
Discontinued Operations - depreciation	37	149	499	504	465

Subtotal	208,708	206,406	195,241	197,959	191,351
Divided by:
Interest expense (1) (2)	78,000	77,222	78,136	79,167	79,168
Interest expense - discontinued operations	—	—	—	—	—

Total interest expense	78,000	77,222	78,136	79,167	79,168
Interest Coverage Ratio	2.68	2.67	2.50	2.50	2.42

(1)	Excludes amortization of financing costs of $1,456, $1,106, $1,000, $1,026 and $1,129 for the quarters ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively.

(2)	Includes capitalized interest of $1,758, $3,539, $4,831, $5,192 and $4,954 for the quarters ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively.

Boston Properties, Inc.

Third Quarter 2004

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of these qualifying properties sold or held for sale during 2004 and 2003 as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively.

	Three Months Ended
	30-Sep-04	30-Jun-04	31-Mar-04	31-Dec-03	30-Sep-03
Total Revenue (1)	$354	$521	$2,256	$2,658	$3,074
Expenses:
Operating	157	161	490	664	1,391
Depreciation and amortization	37	149	499	504	465

Total Expenses	194	310	989	1,168	1,856
Income before minority interests	160	211	1,267	1,490	1,218
Minority interest in property partnership	53	54	57	78	84
Minority interest in Operating Partnership	18	27	217	263	205

Income from discontinued operations (net of minority interest)	$89	$130	$993	$1,149	$929

Properties:
	Sugarland Business Park - Building One 204 Second Ave Forbes Boulevard	Sugarland Business Park - Building One 204 Second Ave Forbes Boulevard Decoverly Two, Three, Six and Seven 38 Cabot Boulevard The Arboretum	Sugarland Business Park - Building One 204 Second Ave Forbes Boulevard Decoverly Two, Three, Six and Seven 38 Cabot Boulevard The Arboretum 430 Rozzi Place Sugarland Business Park - Building Two	Sugarland Business Park - Building One 204 Second Ave Forbes Boulevard Decoverly Two, Three, Six and Seven 38 Cabot Boulevard The Arboretum 430 Rozzi Place Sugarland Business Park - Building Two	Sugarland Business Park - Building One 204 Second Ave Forbes Boulevard Decoverly Two, Three, Six and Seven 38 Cabot Boulevard The Arboretum 430 Rozzi Place Sugarland Business Park - Building Two

(1)	The impact of the straight-line rent adjustment increased (decreased) revenue by $3, $64, ($21), ($30) and $5 for the three months ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively.

Boston Properties, Inc.

Third Quarter 2004

CAPITAL STRUCTURE

Debt

(in thousands)

Aggregate Principal September 30, 2004
Mortgage Notes Payable	$3,545,477
Unsecured Line of Credit	—
Unsecured Senior Notes, net of discount	1,470,592

Total Debt	$5,016,069

BPLP Unsecured Senior Notes

					Total/Average
Settlement Date	5/22/03	3/18/03	1/17/03	12/13/2002
Principal Amount	$250,000	$300,000	$175,000	$750,000	$1,475,000
Yield (on issue date)	5.075%	5.636%	6.280%	6.296%	5.95%
Coupon	5.000%	5.625%	6.250%	6.250%	5.91%
Discount	99.329%	99.898%	99.763%	99.650%	99.659%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$1,536	$278	$375	$2,219	4,408

Unsecured Senior Notes, net of discount	$248,464	$299,722	$174,625	$747,781	$1,470,592

Equity

(in thousands)

	Shares/Units Outstanding	Common Stock Equivalents		Equivalent (1)
Common Stock	108,987	108,987	(2)	$6,036,790
Operating Partnership Units	21,877	21,877	(3)	1,211,767
Series Two Preferred Operating Partnership Units	4,125	5,413		299,847

Total Equity		136,277		$7,548,404

Total Debt				5,016,069

Total Market Capitalization				$12,564,473

(1)	Value based on September 30, 2004 closing price of $55.39 per share of common stock.

(2)	Includes 327 shares of restricted stock, of which 88 shares are vested as of September 30, 2004.

(3)	Includes 170 long-term incentive plan units, of which 2 units are vested as of September 30, 2004.

Boston Properties, Inc.

Third Quarter 2004

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2004	2005	2006	2007	2008	Thereafter	Total
Floating Rate Debt	$—	$—	$—	$415,649	$—	$—	$415,649
Fixed Rate Debt	12,658	279,053	307,983	187,305	974,747	2,838,674	4,600,420

Total Debt	$12,658	$279,053	$307,983	$602,954	$974,747	$2,838,674	$5,016,069

Weighted Average Floating Rate Debt	—	—	—	2.78%	—	—	2.78%
Weighted Average Fixed Rate Debt	7.12%	7.03%	6.28%	6.61%	6.81%	6.62%	6.66%

Total Weighted Average Rate	7.12%	7.03%	6.28%	3.97%	6.81%	6.62%	6.34%

Unsecured Debt

Unsecured Line of Credit - Matures January 17, 2006

(in thousands)

Facility	Outstanding @ 9/30/04	Letters of Credit	Remaining Capacity @ 9/30/04
$605,000	$—	$8,720	$596,280

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	29.32%	5.95%	9.2 years
Secured Debt	70.68%	6.50%	4.6 years

Total Debt	100.00%	6.34%	5.9 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	8.29%	2.78%	2.3 years
Fixed Rate Debt	91.71%	6.66%	6.3 years

Total Debt	100.00%	6.34%	5.9 years

Boston Properties, Inc.

Third Quarter 2004

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2004	2005	2006	2007		2008	Thereafter	Total
Citigroup Center	$1,588	$6,651	$7,145	$7,676		$8,246	$475,007	$506,313
Times Square Tower	—	—	—	415,649	(1)	—	—	415,649
Embarcadero Center One, Two and Federal Reserve	1,233	5,141	5,496	5,877		278,912	—	296,659
Prudential Center	1,204	4,919	5,256	5,619		259,705	—	276,703
280 Park Avenue	777	3,261	3,519	3,798		4,099	244,695	260,149
599 Lexington Avenue	—	225,000	—	—		—	—	225,000
Embarcadero Center Four	923	3,797	4,061	4,346		129,712	—	142,839
Embarcadero Center Three	602	2,506	2,671	132,726		—	—	138,505
Riverfront Plaza	743	3,104	3,314	3,540		95,327	—	106,028
Democracy Center	503	2,103	2,257	2,421		2,597	91,132	101,013
Embarcadero Center West Tower	397	1,649	90,415	—		—	—	92,461
100 East Pratt Street	503	2,100	2,246	2,401		78,110	—	85,360
One Freedom Square	457	1,896	2,005	2,122		2,245	73,641	82,366
601 and 651 Gateway Boulevard	—	—	81,615	—		—	—	81,615
New Dominion Technology Park, Building Two	—	—	—	—		—	63,000	63,000
140 Kendrick Street	318	1,313	1,387	1,466		1,549	55,486	61,519
202, 206 & 214 Carnegie Center	170	719	780	845		916	57,300	60,730
1330 Connecticut Avenue	521	2,136	2,238	2,346		2,452	50,298	59,991
New Dominion Technology Park, Building One	—	655	1,283	1,379		1,481	52,558	57,356
Reservoir Place	264	1,395	1,478	1,565		1,660	48,689	55,051
Capital Gallery	362	1,524	50,651	—		—	—	52,537
504, 506 & 508 Carnegie Center	272	1,136	1,221	1,314		40,915	—	44,858
10 & 20 Burlington Mall Rd & 91 Hartwell	118	741	795	855		919	34,670	38,098
10 Cambridge Center	157	659	715	777		844	30,592	33,744
Sumner Square	90	557	599	645		694	26,242	28,827
1301 New York Avenue	337	1,417	1,531	1,651		1,781	21,629	28,346
Eight Cambridge Center	144	601	649	702		757	23,729	26,582
510 Carnegie Center	154	635	683	735		23,519	—	25,726
University Place	180	752	806	864		925	19,414	22,941
Reston Corporate Center	160	654	698	745		20,523	—	22,780
Bedford Business Park	178	751	818	890		16,859	—	19,496
191 Spring Street	162	686	18,267	—		—	—	19,115
101 Carnegie Center	96	406	6,622	—		—	—	7,124
Montvale Center	45	189	6,762	—		—	—	6,996

	12,658	279,053	307,983	602,954		974,747	1,368,082	3,545,477

Unsecured Senior Notes	—	—	—	—		—	1,470,592	1,470,592
Unsecured Line of Credit	—	—	—	—		—	—	—

	$12,658	$279,053	$307,983	$602,954		$974,747	$2,838,674	$5,016,069

% of Total Debt	0.25%	5.56%	6.14%	12.02%		19.43%	56.60%	100.00%
Balloon Payments	$—	$225,000	$253,089	$548,375		$930,476	$2,744,049	$4,700,989
Scheduled Amortization	$12,658	$54,053	$54,894	$54,579		$44,271	$94,625	$315,080

(1)	Assumes exercise of one-year extension option.

Boston Properties, Inc.

Third Quarter 2004

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of September 30, 2004 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

			September 30, 2004
Total Assets:
Capitalized Property Value			$11,216,707
Cash and Cash Equivalents			213,873
Undeveloped Land, at Cost			221,901
Development in Process, at Cost (including Joint Venture %)			44,426

Total Assets			$11,696,907

Unencumbered Assets			$4,871,171

Secured Debt (Fixed and Variable) (1)			$3,520,582
Joint Venture Debt			161,404
Contingent Liabilities & Letters of Credit			18,031
Unsecured Debt (2)			1,475,000

Total Outstanding Debt			$5,175,017

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)			$79,389
Add: Interest Expense (per Consolidated Income Statement)			77,698
Add: Depreciation and Amortization (per Consolidated Income Statement)			66,523
Add: Losses from early extinguishments of debt (per Consolidated Income Statement)			—

EBITDA			223,610
Add: Company share of unconsolidated joint venture EBITDA			4,577

Consolidated EBITDA			$228,187

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)			$77,698
Add: Company share of unconsolidated joint venture interest expense			2,481
Less: Amortization of financing costs			(1,456)
Less: Interest expense funded by construction loan draws			—

Adjusted Interest Expense			$78,723

Covenant Ratios and Related Data	Test		Actual
Total Outstanding Debt/Total Assets	Less than 60%		44.2%
Secured Debt/Total Assets	Less than 50%		31.5%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50	x	2.90
Unencumbered Assets/ Unsecured Debt	Greater than 150%		330.2%

Unencumbered Consolidated EBITDA			$94,029

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)			4.24

% of unencumbered Consolidated EBITDA to Consolidated EBITDA			41.2%

# of unencumbered properties			68

(1)	Excludes Fair Value Adjustment of $24,895.

(2)	Excludes Debt Discount of $4,408.

Boston Properties, Inc.

Third Quarter 2004

UNCONSOLIDATED JOINT VENTURES

Miscellaneous Balance Sheet Information

(unaudited and in thousands)

as of September 30, 2004

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue (1)	801 New Jersey Avenue (1)	Wisconsin Place (1)(2)	Fan Pier (1)	Combined
Total Equity (3)	$9,342	$31,667	$24,040	$15,143	$3,202	$3,982	$900	$88,276

Mortgage/Construction loans payable (3)	$47,204	$68,555	$19,250	$21,387	$—	$5,008	$—	$161,404

BXP’s nominal ownership percentage	50.00%	51.00%	35.00%	25.00%	50.00%	23.89%	33.33%

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2004

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue (1)	801 New Jersey Avenue (1)	Wisconsin Place (1)(2)	Fan Pier (1)	Combined
REVENUE
Total revenue	$5,126	$6,351	$3,313	$84	$8	$—	$—	$14,882	(4)

EXPENSES
Operating	1,675	2,235	1,229	7	—	—	—	5,146

SUBTOTAL	3,451	4,116	2,084	77	8	—	—	9,736
Interest	1,829	2,793	393	17	—	—	—	5,032
Depreciation and amortization	1,418	1,190	907	12	—	—	—	3,527

NET INCOME	$204	$133	$784	$48	$8	$—	$—	$1,177

BXP’s share of net income	$102	$67	$275	$12	$4	$—	$—	$460
BXP’s share of depreciation & amortization	709	607	317	3	—	—	—	1,636

BXP’s share of Funds from Operations (FFO)	$811	$674	$592	$15	$4	$—	$—	$2,096

(1)	Property is currently not in service (i.e., under construction, undeveloped land or a deposit on land).

(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure as well as the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.

(3)	Represents the Company’s share.

(4)	The impact of the straight-line rent adjustment increased revenue by $585 for the three months ended September 30, 2004.

Boston Properties, Inc.

Third Quarter 2004

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2004	2005	2006	2007	2008	Thereafter	Total
Metropolitan Square (51%)*	$196	$830	$901	$978	$1,061	$64,589	$68,555
Market Square North (50%)*	219	927	1,001	1,081	1,167	42,809	47,204
265 Franklin Street (35%)*	—	—	—	19,250	—	—	19,250	(1)
901 New York Avenue (25%)*	—	21,387	—	—	—	—	21,387
Wisconsin Place (2)*	—	—	1,432	1,829	1,747	—	5,008	(2)

	$415	$23,144	$3,334	$23,138	$3,975	$107,398	$161,404

Weighted Average Rate (2)	7.95%	3.81%	7.95%	3.47%	7.95%	8.02%	6.77%
% of Total Debt	0.26%	14.34%	2.07%	14.34%	2.46%	66.53%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	25.98%	3.24%	2.0	years
Fixed Rate Debt	74.02%	8.01%	5.8	years

Total Debt	100.00%	6.77%	4.8	years

(*)	All amounts represent the Company’s share.

(1)	The loan facility allows the venture to borrow an additional $15.0 million (of which the Company’s share is $5.3 million).

(2)	The Company has a 66.67% interest in the office component of the project. Represents debt on the entity owning the land and infrastructure in which the office component owns a 33.33% interest. The loan is non-interest bearing and the weighted-average rates exclude the impact of this loan.

Boston Properties, Inc.

Third Quarter 2004

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Net Operating Income of In-Service Properties (1) by Location and Type of Property

for the Quarter Ended September 30, 2004 (2)

Geographic Area	Square Feet Office (3)		% of NOI Office	Square Feet Office/ Technical	% of NOI Office/ Technical	Square Feet Industrial	% of NOI Industrial	Square Feet Total	Square Feet % of Total	% of NOI Hotel	% of NOI Total
Greater Boston	7,771,874	(4)	20.4%	545,206	0.7%	152,009	—	8,469,089	26.10%	2.7%	23.8%
Greater Washington	6,721,223	(5)	16.3%	857,223	1.3%	—	—	7,578,446	23.36%	—	17.6%
Greater San Francisco	4,702,217		13.8%	—		40,000	—	4,742,217	14.61%	—	13.8%
Midtown Manhattan	7,791,173		37.3%	—		—	—	7,791,173	24.01%	—	37.3%
Princeton/East Brunswick, NJ	2,317,029		4.1%	—		—	—	2,317,029	7.14%	—	4.1%
Baltimore, MD	637,605		1.6%	—		—	—	637,605	1.96%	—	1.6%
Richmond, VA	912,972		1.8%	—		—	—	912,972	2.81%	—	1.8%

	30,854,093		95.3%	1,402,429	2.0%	192,009	—	32,448,531	100.00%	2.7%	100.0%

% of Total	95.09%			4.32%		0.59%		100.00%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2)

Geographic Area	CBD	Suburban	Total
Greater Boston	17.4%	6.4%	23.8%
Greater Washington	5.1%	12.5%	17.6%
Greater San Francisco	12.8%	1.0%	13.8%
Midtown Manhattan	37.3%	—	37.3%
Princeton/East Brunswick, NJ	—	4.1%	4.1%
Baltimore, MD	1.6%	—	1.6%
Richmond, VA	1.8%	—	1.8%

Total	76.0%	24.0%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Long Wharf Marriott, Boston, MA	402	420,000
Cambridge Center Marriott, Cambridge, MA	431	330,400
Residence Inn by Marriott, Cambridge, MA	221	187,474

Total Hotel Properties	1,054	937,874

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	31,270	9,496,175

(1)	For disclosures relating to our definition of In-Service Properties, see page 53.

(2)	For a quantitative reconciliation of consolidated net operating income (NOI) to net income in accordance with GAAP, see page 46. For disclosures relating to our use of NOI see page 53. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.

(3)	Includes approximately 1,300,000 square feet of retail space.

(4)	Includes 344,581 square feet at 265 Franklin Street which is 35% owned by Boston Properties.

(5)	Includes 584,940 square feet at Metropolitan Square which is 51% owned by Boston Properties and 401,279 square feet at Market Square North which is 50% owned by Boston Properties.

Boston Properties, Inc.

Third Quarter 2004

In-Service Property Listing

as of September 30, 2004

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street -The Prudential Center	CBD Boston MA	1	1,181,016	97.5%	$36.61	Y	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	853,686	100.0%	49.33	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	509,316	84.1%	35.29	Y	CBD
(1) The Shops at the Prudential Center	CBD Boston MA	1	532,424	94.9%	55.44	Y	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	44.79	N	CBD
265 Franklin Street (35% ownership)	CBD Boston MA	1	344,581	72.6%	55.17	Y	CBD
One Cambridge Center	East Cambridge MA	1	215,385	89.5%	41.96	N	CBD
Three Cambridge Center	East Cambridge MA	1	107,484	100.0%	31.35	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	31.63	Y	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	35.39	Y	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	44.24	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	36.64	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	526,474	77.7%	31.16	Y	S
(2) 140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	27.55	Y	S
170 Tracer Lane	Route 128 Mass Turnpike MA	1	75,073	58.4%	19.97	N	S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	91.6%	27.87	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	47.99	N	S
200 West Street	Route 128 Mass Turnpike MA	1	248,048	100.0%	34.98	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	69.1%	31.32	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,081	88.7%	24.39	Y	S
Bedford Business Park	Route 128 Northwest MA	1	90,000	100.0%	20.17	Y	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.69	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,685	81.8%	32.83	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	52.12	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	20.09	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	43.3%	29.74	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,689	84.4%	23.46	N	S
191 Spring Street	Route 128 Northwest MA	1	162,700	100.0%	30.53	Y	S
181 Spring Street	Route 128 Northwest MA	1	53,595	41.2%	36.85	N	S
201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	35.19	N	S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	88.6%	27.96	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	20.92	N	S
Newport Office Park	Route 128 South MA	1	168,829	78.9%	22.64	N	S

		40	7,771,874	91.0%	$36.92

Office/Technical
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	21.90	N	CBD
Bedford Business Park	Route 128 Northwest MA	2	383,704	100.0%	15.99	Y	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	13.00	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	10.83	N	S

		5	545,206	100.0%	$15.95

Industrial
40-46 Harvard Street	Route 128 Southwest MA	1	152,009	0.0%	—	N	S

Total Greater Boston:		46	8,469,089	89.9%	$35.41

Boston Properties, Inc.

Third Quarter 2004

In-Service Property Listing (continued)

as of September 30, 2004

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
(2) Capital Gallery	Southwest Washington DC	1	293,875	100.0%	$38.49	Y	CBD
500 E Street, N. W.	Southwest Washington DC	1	242,769	100.0%	33.96	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	584,883	100.0%	40.80	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.57	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	47.25	Y	CBD
(2) 1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	39.76	N	CBD
(2) 1330 Connecticut Avenue	CBD Washington DC	1	252,136	99.4%	47.12	Y	CBD
Sumner Square	CBD Washington DC	1	207,620	100.0%	36.03	Y	CBD
Democracy Center	Montgomery County MD	3	680,505	81.8%	31.89	Y	S
Montvale Center	Montgomery County MD	1	120,777	92.6%	24.46	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	34.77	N	S
Orbital Sciences 1,2&3	Loudoun County	3	337,228	100.0%	24.44	N	S
(2) One Freedom Square	Fairfax County VA	1	410,362	100.0%	32.76	Y	S
(2) Two Freedom Square	Fairfax County VA	1	421,502	99.4%	35.66	N	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	24.60	N	S
Two Reston Overlook	Fairfax County VA	1	133,207	92.1%	28.97	N	S
One and Two Discovery Square	Fairfax County VA	2	367,018	99.5%	35.44	N	S
New Dominion Technology Park	Fairfax County VA	2	492,601	100.0%	34.46	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	32.56	Y	S
Lockheed Martin Building	Fairfax County VA	1	255,244	100.0%	30.59	N	S
NIMA Building	Fairfax County VA	1	263,870	100.0%	29.44	N	S

		28	6,721,223	97.8%	$34.77

Office/Technical
Broad Run Business Park	Loudoun County	1	127,286	74.5%	19.78	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	17.69	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	20.15	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.71	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	13.93	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	15.15	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.71	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.64	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.22	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.07	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	10.74	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	23.27	N	S

		12	857,223	96.2%	$17.40

Total Greater Washington:		40	7,578,446	97.6%	$32.84

Boston Properties, Inc.

Third Quarter 2004

In-Service Property Listing (continued)

as of September 30, 2004

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,019,063	100.0%	$64.78	Y	CBD
280 Park Avenue	Park Avenue NY	1	1,176,391	100.0%	58.73	Y	CBD
Citigroup Center	Park Avenue NY	1	1,578,021	93.1%	61.09	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,681,641	100.0%	72.28	N	CBD
(2) Times Square Tower	Times Square NY	1	1,234,278	80.6%	55.94	Y	CBD
5 Times Square	Times Square NY	1	1,101,779	100.0%	54.37	N	CBD

	Total Midtown Manhattan:	6	7,791,173	95.5%	$62.07

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$28.64	Y	S
104 Carnegie Center	Princeton NJ	1	102,830	87.9%	31.35	N	S
105 Carnegie Center	Princeton NJ	1	70,295	71.2%	27.35	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	26.03	N	S
202 Carnegie Center	Princeton NJ	1	128,705	80.9%	29.97	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	29.86	Y	S
210 Carnegie Center	Princeton NJ	1	161,112	86.9%	31.12	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	36.40	N	S
212 Carnegie Center	Princeton NJ	1	148,233	98.5%	32.81	N	S
214 Carnegie Center	Princeton NJ	1	150,137	79.7%	27.44	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	100.0%	32.43	N	S
502 Carnegie Center	Princeton NJ	1	116,374	100.0%	32.88	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.18	Y	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	31.43	Y	S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	28.61	Y	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	28.35	Y	S
One Tower Center	East Brunswick NJ	1	412,222	84.1%	35.31	N	S

	Total Princeton/East Brunswick, NJ:	16	2,317,029	92.4%	$31.08

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	834,219	88.0%	$42.80	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	777,880	86.1%	47.23	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	772,615	84.2%	41.04	Y	CBD
Embarcadero Center Four	CBD San Francisco CA	1	933,800	94.8%	61.61	Y	CBD
Federal Reserve	CBD San Francisco CA	1	149,592	0.8%	—	Y	CBD
West Tower	CBD San Francisco CA	1	467,493	75.9%	41.54	Y	CBD
611 Gateway	South San Francisco CA	1	256,302	56.6%	33.01	N	S
601 and 651 Gateway	South San Francisco CA	2	510,316	54.4%	32.87	Y	S

		9	4,702,217	79.1%	$46.51

Industrial
(3) 560 Forbes Blvd	South San Francisco CA	1	40,000	100.0%	10.71	N	S

		1	40,000	100.0%	$10.71

	Total Greater San Francisco:	10	4,742,217	79.3%	$46.13

Boston Properties, Inc.

Third Quarter 2004

In-Service Property Listing (continued)

as of September 30, 2004

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Baltimore, MD
Office
100 East Pratt Street	Baltimore MD	1	637,605	95.0%	$31.72	Y	CBD

Richmond, VA
Office
Riverfront Plaza	Richmond VA	1	912,972	91.0%	$18.58	Y	CBD

	Total In- Service Properties:	120	32,448,531	91.8%	$41.87

(1)	93,856 square feet of space is unencumbered.

(2)	Not included in same property analysis.

(3)	Classified as discontinued operations for the quarter ended September 30, 2004.

Boston Properties, Inc.

Third Quarter 2004

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant		Sq. Ft.		% of Portfolio
1	U.S. Government	1,689,671		5.21%
2	Citibank, N.A.	1,256,173		3.87%
3	Ernst and Young	1,064,939		3.28%
4	Shearman & Sterling	585,808		1.81%
5	Lockheed Martin Corporation	567,429		1.75%
6	Gillette Company	485,932		1.50%
7	Parametric Technology Corp.	470,987		1.45%
8	Lehman Brothers	436,723		1.35%
9	Wachovia	426,430		1.31%
10	Washington Group International	365,245		1.13%
11	Deutsche Bank Trust	346,617		1.07%
12	Orbital Sciences Corporation	337,228		1.04%
13	T. Rowe Price Associates, Inc.	330,313		1.02%
14	Northrop Grumman	326,385		1.01%
15	Kirkland & Ellis	324,014	(1)	1.00%
16	Ann Taylor	319,095		0.98%
17	O’ Melveny & Myers	318,620		0.98%
18	Hunton & Williams	305,837		0.94%
19	Akin Gump Strauss Hauer & Feld	302,653		0.93%
20	Digitas	279,182		0.86%

	Total % of Portfolio Square Feet			32.49%
	Total % of Portfolio Revenue			36.32%

Major Signed Deals for Future Development

Tenant	Property	Sq. Ft.
Finnegan Henderson Farabow Garrett & Dunner, LLP	901 New York Ave.	254,125
Massachusetts Institute of Technology	Cambridge Seven	231,028

(1)	Includes 156,580 square feet of space in a property in which Boston Properties has a 51% interest.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2004	501,873	$16,101,580	$32.08	$16,533,102	$32.94	1.70%
2005	1,715,550	62,842,936	36.63	62,818,768	36.62	5.81%
2006	2,064,645	92,502,722	44.80	92,757,186	44.93	6.99%
2007	2,420,317	93,833,188	38.77	95,037,878	39.27	8.19%
2008	1,573,132	66,428,891	42.23	68,999,210	43.86	5.32%
2009	2,958,324	110,874,421	37.48	118,714,949	40.13	10.01%
2010	1,728,764	75,549,978	43.70	82,257,950	47.58	5.85%
2011	2,409,398	105,452,821	43.77	116,940,041	48.53	8.15%
2012	2,397,528	110,440,878	46.06	119,169,738	49.71	8.11%
2013	788,920	25,010,216	31.70	28,754,877	36.45	2.67%
Thereafter	8,699,036	406,863,047	46.77	485,169,175	55.77	29.44%

Occupancy By Location*

	CBD		Suburban		Total
Location	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
Greater Boston	94.2%	92.2%	86.7%	83.7%	91.0%	88.5%
Greater Washington	99.9%	99.5%	96.5%	96.5%	97.8%	97.4%
Midtown Manhattan	95.5%	98.9%	—	—	95.5%	98.9%
Baltimore, MD	95.0%	98.5%	—	—	95.0%	98.5%
Princeton/East Brunswick, NJ	—	—	92.4%	95.0%	92.4%	95.0%
Richmond, VA	91.0%	88.9%	—	—	91.0%	88.9%
Greater San Francisco	83.7%	91.6%	55.1%	55.0%	79.1%	85.7%

Total Portfolio	93.3%	95.3%	89.6%	89.1%	92.0%	93.0%

*	Includes approximately 1,300,000 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2004	—	$—	$—	$—	$—	0.00%
2005	61,274	991,723	16.19	991,723	16.19	4.37%
2006	287,104	4,144,413	14.44	4,158,647	14.48	20.47%
2007	321,900	5,740,045	17.83	5,999,392	18.64	22.95%
2008	39,380	812,234	20.63	841,337	21.36	2.81%
2009	28,702	725,781	25.29	736,075	25.65	2.05%
2010	132,510	1,740,359	13.13	1,795,530	13.55	9.45%
2011	137,321	2,456,378	17.89	2,556,378	18.62	9.79%
2012	72,362	1,626,524	22.48	1,808,089	24.99	5.16%
2013	—	—	—	—	—	—
Thereafter	285,972	4,880,505	17.07	5,721,954	20.01	20.39%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
Greater Boston	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Greater Washington	—	—	96.2%	80.0%	96.2%	80.0%
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	—	—	n/a	74.9%	n/a	74.9%

Total Portfolio	100.0%	100.0%	97.6%	85.5%	97.7%	86.1%

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE INDUSTRIAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2004	40,000	$428,580	$10.71	$428,580	$10.71	20.83%
2005	—	—	—	—	—	—
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	—	—	—	—	—	—
2012	—	—	—	—	—	—
2013	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
Greater Boston	—	—	0.0%	0.0%	0.0%	0.0%
Greater Washington	n/a	n/a	n/a	n/a	n/a	n/a
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	—	—	100.0%	100.0%	100.0%	100.0%

Total Portfolio	—	—	20.8%	26.2%	20.8%	26.2%

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2004	35,333	$2,084,231	$58.99	(1)	$2,113,283	$59.81	(1)	2.69%
2005	55,743	4,413,666	79.18	(1)	4,321,421	77.52	(1)	4.25%
2006	58,982	3,412,049	57.85		3,424,131	58.05		4.49%
2007	48,342	2,479,706	51.30		2,574,368	53.25		3.68%
2008	69,936	3,475,422	49.69		3,607,678	51.59		5.33%
2009	60,492	2,583,118	42.70		2,736,145	45.23		4.61%
2010	132,691	4,797,046	36.15		5,220,503	39.34		10.11%
2011	43,217	2,835,244	65.60		3,229,373	74.72		3.29%
2012	101,697	4,744,521	46.65		5,323,243	52.34		7.75%
2013	58,105	4,854,947	83.55		5,325,518	91.65		4.43%
Thereafter	648,155	34,283,731	52.89		41,482,484	64.00		49.38%

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $45.06 in 2004 and $54.96 in 2005.

Boston Properties, Inc.

Third Quarter 2004

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2004	577,206	$18,614,391	$32.25	$19,074,964	$33.05	1.8%
2005	1,832,567	68,248,325	37.24	68,131,912	37.18	5.6%
2006	2,410,731	100,059,184	41.51	100,339,964	41.62	7.4%
2007	2,790,559	102,052,939	36.57	103,611,638	37.13	8.6%
2008	1,682,448	70,716,548	42.03	73,448,224	43.66	5.2%
2009	3,047,518	114,183,320	37.47	122,187,169	40.09	9.4%
2010	1,993,965	82,087,383	41.17	89,273,983	44.77	6.1%
2011	2,589,936	110,744,444	42.76	122,725,792	47.39	8.0%
2012	2,571,587	116,811,924	45.42	126,301,070	49.11	7.9%
2013	847,025	29,865,163	35.26	34,080,395	40.24	2.6%
Thereafter	9,633,163	446,027,284	46.30	532,373,612	55.26	29.7%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
Greater Boston	94.3%	92.4%	85.0%	82.1%	89.9%	87.5%
Greater Washington	99.9%	99.5%	96.5%	93.4%	97.6%	95.1%
Midtown Manhattan	95.5%	98.9%	—	—	95.5%	98.9%
Baltimore, MD	95.0%	98.5%	—	—	95.0%	98.5%
Princeton/East Brunswick, NJ	—	—	92.4%	95.0%	92.4%	95.0%
Richmond, VA	91.0%	88.9%	—	—	91.0%	88.9%
Greater San Francisco	83.7%	91.6%	57.4%	60.7%	79.3%	85.5%

Total Portfolio	93.3%	95.3%	89.4%	87.5%	91.8%	92.2%

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	165,996	$5,562,516	$33.51	$5,562,516	$33.51	—	$—	$—		$—	$—
2005	718,886	27,410,736	38.13	27,377,995	38.08	—	—	—		—	—
2006	612,613	20,200,430	32.97	19,631,227	32.05	253,704	3,584,209	14.13		3,584,209	14.13
2007	498,273	19,975,302	40.09	19,932,503	40.00	144,140	1,977,740	13.72		2,208,950	15.33
2008	539,713	16,801,625	31.13	17,541,087	32.50	—	—	—		—	—
2009	1,123,827	39,326,452	34.99	42,485,339	37.80	—	—	—		—	—
2010	188,203	5,750,147	30.55	6,398,016	34.00	—	—	—		—	—
2011	811,393	30,629,428	37.75	34,294,815	42.27	80,000	1,657,900	20.72		1,757,900	21.97
2012	608,127	21,971,245	36.13	24,323,880	40.00	72,362	1,626,524	22.48		1,808,089	24.99
2013	240,470	10,810,320	44.95	11,785,953	49.01	—	—	—		—	—
Thereafter	814,664	30,319,488	37.22	34,166,638	41.94	—	—	—		—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	11,145	$1,182,844	$106.13	(1)	$1,211,896	$108.74	(1)
2005	—	—	—	—	—	21,431	2,739,339	127.82	(1)	2,645,535	123.44	(1)
2006	—	—	—	—	—	14,888	1,233,910	82.88		1,234,507	82.92
2007	—	—	—	—	—	3,202	415,996	129.92		418,372	130.66
2008	—	—	—	—	—	5,467	537,451	98.31		519,451	95.02
2009	—	—	—	—	—	6,253	558,049	89.24		569,253	91.04
2010	—	—	—	—	—	78,169	2,485,234	31.79		2,559,454	32.74
2011	—	—	—	—	—	13,527	811,454	59.99		869,594	64.29
2012	—	—	—	—	—	52,949	1,808,031	34.15		1,874,905	35.41
2013	—	—	—	—	—	13,892	1,961,201	141.17		2,059,726	148.27
Thereafter	—	—	—	—	—	452,689	19,726,296	43.58		22,377,255	49.43

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $61.98 in 2004 and $64.77 in 2005.

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	165,996	5,562,516	33.51	5,562,516	33.51	—	—	—	—	—

Total 2004	165,996	$5,562,516	$33.51	$5,562,516	$33.51	—	—	—	—	—

Q1 2005	71,175	$2,525,400	$35.48	$2,473,840	$34.76	—	$—	$—	$—	$—
Q2 2005	197,758	6,079,593	30.74	6,079,593	30.74	—	—	—	—	—
Q3 2005	177,212	9,305,511	52.51	9,305,511	52.51	—	—	—	—	—
Q4 2005	272,741	9,500,233	34.83	9,519,052	34.90	—	—	—	—	—

Total 2005	718,886	$27,410,736	$38.13	$27,377,995	$38.08	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	11,145	1,182,844	106.13	1,211,896	108.74

Total 2004	—	—	$—	$—	$—	11,145	$1,182,844	$106.13	$1,211,896	$108.74

Q1 2005	—	$—	$—	—	$—	9,433	$880,340	$93.33	$854,840	$90.62
Q2 2005	—	—	—	—	—	450	720,412	1,600.91	624,412	1,387.58
Q3 2005	—	—	—	—	—	2,030	504,792	248.67	492,792	242.75
Q4 2005	—	—	—	—	—	9,518	633,796	66.59	673,492	70.76

Total 2005	—	$—	$—	$—	$—	21,431	$2,739,339	$127.82	$2,645,535	$123.44

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	13,071	$443,838	$33.96	$501,243	$38.35	—	$—	$—	$—	$—
2005	261,989	9,079,556	34.66	9,174,725	35.02	61,274	991,723	16.19	991,723	16.19
2006	228,641	7,165,464	31.34	7,356,036	32.17	33,400	560,204	16.77	574,438	17.20
2007	373,282	12,946,499	34.68	13,270,114	35.55	177,760	3,762,305	21.17	3,790,442	21.32
2008	213,594	6,998,766	32.77	7,627,514	35.71	39,380	812,234	20.63	841,337	21.36
2009	1,127,414	40,489,591	35.91	42,882,328	38.04	28,702	725,781	25.29	736,075	25.65
2010	818,767	30,153,707	36.83	33,260,826	40.62	132,510	1,740,359	13.13	1,795,530	13.55
2011	723,154	23,686,828	32.75	27,586,894	38.15	57,321	798,479	13.93	798,479	13.93
2012	683,769	24,441,787	35.75	29,074,987	42.52	—	—	—	—	—
2013	57,015	1,540,032	27.01	1,878,357	32.94	—	—	—	—	—
Thereafter	1,935,087	67,515,255	34.89	78,349,542	40.49	285,972	4,880,505	17.07	5,721,954	20.01

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2005	—	—	—	—	—	5,088	203,727	40.04	204,183	40.13
2006	—	—	—	—	—	7,555	288,635	38.20	292,029	38.65
2007	—	—	—	—	—	18,845	551,056	29.24	571,235	30.31
2008	—	—	—	—	—	18,152	717,183	39.51	758,313	41.78
2009	—	—	—	—	—	23,554	680,154	28.88	759,597	32.25
2010	—	—	—	—	—	17,280	588,368	34.05	679,893	39.35
2011	—	—	—	—	—	11,221	474,558	42.29	531,961	47.41
2012	—	—	—	—	—	7,519	160,774	21.38	190,279	25.31
2013	—	—	—	—	—	13,377	591,287	44.20	723,461	54.08
Thereafter	—	—	—	—	—	24,214	1,045,537	43.18	1,338,181	55.26

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	13,071	443,838	33.96	501,243	38.35	—	—	—	—	—

Total 2004	13,071	$443,838	$33.96	$501,243	$38.35	—	$—	$—	$—	$—

Q1 2005	67,792	$2,466,906	$36.39	$2,479,120	$36.57	—	$—	$—	$—	$—
Q2 2005	57,941	1,649,382	28.47	1,649,382	28.47	—	—	—	—	—
Q3 2005	56,337	2,184,540	38.78	2,210,589	39.24	16,806	251,441	14.96	251,441	14.96
Q4 2005	79,919	2,778,728	34.77	2,835,635	35.48	44,468	740,282	16.65	740,282	16.65

Total 2005	261,989	$9,079,556	$34.66	$9,174,725	$35.02	61,274	$991,723	$16.19	$991,723	$16.19

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	—	—	—	—	—

Total 2004	—	$—	$—	—	$—	—	—	$—	—	$—

Q1 2005	—	$—	$—	$—	$—	3,420	$125,562	$36.71	$125,562	$36.71
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	1,084	52,898	48.80	52,898	48.80
Q4 2005	—	—	—	—	—	584	25,267	43.27	25,723	44.05

Total 2005	—	$—	$—	$—	$—	5,088	$203,727	$40.04	204,183	$40.13

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	112,820	$3,827,983	$33.93	$3,827,983	$33.93	—	$—	$—	$—	$—
2005	398,518	15,715,042	39.43	15,598,282	39.14	—	—	—	—	—
2006	767,175	37,599,985	49.01	38,061,778	49.61	—	—	—	—	—
2007	442,134	21,014,309	47.53	21,323,853	48.23	—	—	—	—	—
2008	305,334	11,014,857	36.07	11,532,224	37.77	—	—	—	—	—
2009	220,980	10,431,062	47.20	10,719,687	48.51	—	—	—	—	—
2010	220,923	12,518,416	56.66	13,573,791	61.44	—	—	—	—	—
2011	209,360	18,645,583	89.06	18,932,800	90.43	—	—	—	—	—
2012	130,592	5,652,123	43.28	6,092,912	46.66	—	—	—	—	—
2013	113,194	4,032,393	35.62	4,524,038	39.97	—	—	—	—	—
Thereafter	708,599	26,416,937	37.28	27,599,242	38.95	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	40,000	$428,580	$10.71	$428,580	$10.71	17,801	$619,060	$34.78	$619,060	$34.78
2005	—	—	—	—	—	23,517	1,161,856	49.40	1,161,856	49.40
2006	—	—	—	—	—	20,964	1,178,102	56.20	1,181,556	56.36
2007	—	—	—	—	—	16,259	1,084,254	66.69	1,156,361	71.12
2008	—	—	—	—	—	39,524	1,976,711	50.01	2,068,751	52.34
2009	—	—	—	—	—	30,685	1,344,915	43.83	1,407,295	45.86
2010	—	—	—	—	—	32,212	1,366,726	42.43	1,564,439	48.57
2011	—	—	—	—	—	3,474	177,195	51.01	227,915	65.61
2012	—	—	—	—	—	35,590	2,142,747	60.21	2,433,993	68.39
2013	—	—	—	—	—	8,408	586,795	69.79	636,805	75.74
Thereafter	—	—	—	—	—	25,421	870,232	34.23	1,248,087	49.10

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	112,820	3,827,983	33.93	3,827,983	33.93	—	—	—	—	—

Total 2004	112,820	$3,827,983	$33.93	$3,827,983	$33.93	—	—	—	—	—

Q1 2005	149,616	$5,498,582	$36.75	$5,498,582	$36.75	—	$—	$—	$—	$—
Q2 2005	134,526	4,797,211	35.66	4,668,984	34.71	—	—	—	—	—
Q3 2005	88,080	4,392,934	49.87	4,394,990	49.90	—	—	—	—	—
Q4 2005	26,296	1,026,314	39.03	1,035,725	39.39	—	—	—	—	—

Total 2005	398,518	$15,715,042	$39.43	$15,598,282	$39.14	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	40,000	428,580	10.71	428,580	10.71	17,801	619,060	34.78	619,060	34.78

Total 2004	40,000	$428,580	$10.71	$428,580	$10.71	17,801	$619,060	$34.78	$619,060	$34.78

Q1 2005	—	$—	$—	$—	$—	7,363	$307,703	$41.79	$307,703	41.79
Q2 2005	—	—	—	—	—	3,215	196,524	61.13	196,524	61.13
Q3 2005	—	—	—	—	—	11,794	564,395	47.85	564,395	47.85
Q4 2005	—	—	—	—	—	1,145	93,235	81.43	93,235	81.43

Total 2005	—	—	—	—	—	23,517	$1,161,856	$49.40	$1,161,856	$49.40

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2005	11,623	649,049	55.84	649,049	55.84	—	—	—	—	—
2006	335,467	23,607,695	70.37	23,693,028	70.63	—	—	—	—	—
2007	174,597	10,860,463	62.20	10,958,783	62.77	—	—	—	—	—
2008	505,844	31,382,982	62.04	32,046,868	63.35	—	—	—	—	—
2009	170,245	11,360,800	66.73	12,264,080	72.04	—	—	—	—	—
2010	307,904	20,958,885	68.07	22,283,095	72.37	—	—	—	—	—
2011	395,574	23,892,064	60.40	26,931,822	68.08	—	—	—	—	—
2012	935,649	57,104,021	61.03	58,136,651	62.14	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
Thereafter	4,445,394	265,130,816	59.64	320,873,241	72.18	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	1,300	$151,445	$116.50	$151,445	$116.50
2005	—	—	—	—	—	411	37,788	91.94	38,891	94.62
2006	—	—	—	—	—	15,575	711,403	45.68	716,039	45.97
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	3,232	163,188	50.49	170,430	52.73
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	5,030	356,718	70.92	416,718	82.85
2011	—	—	—	—	—	14,995	1,372,037	91.50	1,599,902	106.70
2012	—	—	—	—	—	5,639	632,969	112.25	824,067	146.14
2013	—	—	—	—	—	15,896	1,474,896	92.78	1,649,603	103.77
Thereafter	—	—	—	—	—	137,785	12,544,094	91.04	16,380,450	118.88

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	—	—	—	—	—

Total 2004	—	$—	$—	$—	$—	—	—	—	—	—

Q1 2005	3,667	$220,220	$60.05	$220,220	$60.05	—	$—	$—	$—	$—
Q2 2005	7,956	428,830	53.90	428,830	53.90	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	11,623	$649,049	$55.84	$649,049	$55.84	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	1,300	151,445	116.50	151,445	116.50

Total 2004	—	$—	$—	$—	$—	1,300	$151,445	$116.50	$151,445	$116.50

Q1 2005	—	$—	$—	—	$—	—	$—	$—	$—	—
Q2 2005	—	—	—	—	—	—	—	—	—	$—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	411	37,788	91.94	38,891	94.62

Total 2005	—	$—	$—	$—	$—	411	$37,788	$91.94	$38,891	$94.62

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	176,520	$5,293,411	$29.99	$5,667,527	$32.11	—	$—	$—	$—	$—
2005	250,647	7,889,549	31.48	7,889,549	31.48	—	—	—	—	—
2006	81,711	2,876,249	35.20	2,916,210	35.69	—	—	—	—	—
2007	513,240	15,708,673	30.61	16,196,805	31.56	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	251,399	7,803,171	31.04	8,672,724	34.50	—	—	—	—	—
2010	133,801	4,532,747	33.88	4,864,511	36.36	—	—	—	—	—
2011	269,917	8,598,918	31.86	9,193,711	34.06	—	—	—	—	—
2012	5,500	182,912	33.26	192,537	35.01	—	—	—	—	—
2013	91,833	2,757,025	30.02	3,199,686	34.84	—	—	—	—	—
Thereafter	393,420	10,236,582	26.02	13,247,646	33.67	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	2,904	$48,000	$16.53	$48,000	$16.53
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	176,520	5,293,411	29.99	5,667,527	32.11	—	—	—	—	—

Total 2004	176,520	$5,293,411	$29.99	$5,667,527	$32.11	—	—	—	—	—

Q1 2005	25,792	$680,201	$26.37	$680,201	$26.37	—	$—	$—	$—	$—
Q2 2005	8,977	281,833	31.40	281,833	31.40	—	—	—	—	—
Q3 2005	135,202	4,122,178	30.49	4,122,178	30.49	—	—	—	—	—
Q4 2005	80,676	2,805,337	34.77	2,805,337	34.77	—	—	—	—	—

Total 2005	250,647	$7,889,549	$31.48	$7,889,549	$31.48	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	2,904	48,000	16.53	48,000	16.53

Total 2004	—	$—	$—	$—	$—	2,904	$48,000	$16.53	$48,000	$16.53

Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE OTHER PROPERTIES

Lease Expirations

Other Properties (Richmond, VA and Baltimore, MD)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	33,466	$973,832	$29.10	$973,832	$29.10	—	$—	$—	$—	$—
2005	73,887	2,099,004	28.41	2,129,168	28.82	—	—	—	—	—
2006	39,038	1,052,900	26.97	1,098,908	28.15	—	—	—	—	—
2007	418,791	13,327,941	31.82	13,355,819	31.89	—	—	—	—	—
2008	8,647	230,660	26.68	251,516	29.09	—	—	—	—	—
2009	64,459	1,463,346	22.70	1,690,791	26.23	—	—	—	—	—
2010	59,166	1,636,076	27.65	1,877,711	31.74	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	33,891	1,088,790	32.13	1,348,771	39.80	—	—	—	—	—
2013	286,408	5,870,446	20.50	7,366,842	25.72	—	—	—	—	—
Thereafter	401,872	7,243,970	18.03	10,932,867	27.20	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	2,183	$82,882	$37.97	$82,882	$37.97
2005	—	—	—	—	—	5,296	270,956	51.16	270,956	51.16
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	10,036	428,400	42.69	428,400	42.69
2008	—	—	—	—	—	3,561	80,890	22.72	90,733	25.48
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	6,532	240,769	36.86	255,923	39.18
Thereafter	—	—	—	—	—	8,046	97,572	12.13	138,510	17.21

Boston Properties, Inc.

Third Quarter 2004

IN-SERVICE OTHER PROPERTIES

Quarterly Lease Expirations

Other Properties (Richmond, VA and Baltimore, MD)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	33,466	973,832	29.10	973,832	29.10	—	—	—	—	—

Total 2004	33,466	$973,832	$29.10	$973,832	$29.10	—	$—	$—	$—	$—

Q1 2005	1,731	$37,891	$21.89	$37,891	$21.89	—	$—	$—	$—	$—
Q2 2005	23,213	564,579	24.32	570,783	24.59	—	—	—	—	—
Q3 2005	37,894	1,200,798	31.69	1,217,694	32.13	—	—	—	—	—
Q4 2005	11,049	295,736	26.77	302,800	27.41	—	—	—	—	—

Total 2005	73,887	$2,099,004	$28.41	$2,129,168	$28.82	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	2,183	82,882	37.97	82,882	37.97

Total 2004	—	$—	$—	$—	$—	2,183	$82,882	$37.97	$82,882	$37.97

Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	5,296	270,956	51.16	270,956	51.16
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	5,296	$270,956	$51.16	$270,956	$51.16

Boston Properties, Inc.

Third Quarter 2004

CBD PROPERTIES

Lease Expirations

	Greater Boston								Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	80,873	(1)	$4,052,344	$50.11	(1)	$4,081,396	$50.47	(1)	5,099	$188,526	$36.97	$188,526	$36.97
2005	416,261	(2)	21,215,334	50.97	(2)	21,121,530	50.74	(2)	79,935	3,189,367	39.90	3,211,755	40.18
2006	131,904		6,192,945	46.95		6,175,962	46.82		42,045	1,686,190	40.10	1,724,941	41.03
2007	176,860		9,459,247	53.48		9,222,586	52.15		297,426	10,475,232	35.22	10,619,385	35.70
2008	178,009		6,633,878	37.27		6,747,253	37.90		40,973	1,629,053	39.76	1,751,224	42.74
2009	759,151		27,231,209	35.87		29,877,066	39.36		833,833	31,711,625	38.03	33,956,880	40.72
2010	157,397		5,702,433	36.23		6,189,813	39.33		408,599	16,807,106	41.13	18,981,592	46.46
2011	449,877		23,021,618	51.17		25,981,161	57.75		199,363	8,280,265	41.53	9,518,955	47.75
2012	309,025		13,648,608	44.17		14,558,002	47.11		80,203	3,142,353	39.18	3,158,200	39.38
2013	254,362		12,771,521	50.21		13,845,678	54.43		1,702	90,126	52.95	110,555	64.96
Thereafter	1,038,655		42,092,335	40.53		47,096,097	45.34		497,743	22,765,247	45.74	28,114,433	56.48

	New York								San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	1,300		$151,445	$116.50		$151,445	$116.50		126,102	$4,313,576	$34.21	$4,313,576	$34.21
2005	12,034		686,837	57.07		687,940	57.17		310,160	13,088,402	42.20	13,092,048	42.21
2006	351,042		24,319,097	69.28		24,409,067	69.53		745,539	36,287,543	48.67	36,600,651	49.09
2007	174,597		10,860,463	62.20		10,958,783	62.77		447,491	21,814,792	48.75	22,184,586	49.58
2008	509,076		31,546,170	61.97		32,217,298	63.29		264,807	11,080,062	41.84	11,609,567	43.84
2009	170,245		11,360,800	66.73		12,264,080	72.04		234,441	11,303,361	48.21	11,611,031	49.53
2010	312,934		21,315,603	68.12		22,699,813	72.54		245,411	13,710,143	55.87	14,906,510	60.74
2011	410,569		25,264,101	61.53		28,531,724	69.49		212,834	18,822,778	88.44	19,160,715	90.03
2012	941,288		57,736,990	61.34		58,960,718	62.64		166,182	7,794,870	46.91	8,526,904	51.31
2013	15,896		1,474,896	92.78		1,649,603	103.77		121,602	4,619,187	37.99	5,160,844	42.44
Thereafter	4,583,179		277,674,910	60.59		337,253,691	73.59		477,718	18,794,296	39.34	19,093,450	39.97

	Princeton/East Brunswick								Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—		$—	$—		$—	$—		35,649	$1,056,714	$29.64	$1,056,714	$29.64
2005	—		—	—		—	—		79,183	2,369,960	29.93	2,400,125	30.31
2006	—		—	—		—	—		39,038	1,052,900	26.97	1,098,908	28.15
2007	—		—	—		—	—		428,827	13,756,342	32.08	13,784,219	32.14
2008	—		—	—		—	—		12,208	311,550	25.52	342,249	28.03
2009	—		—	—		—	—		64,459	1,463,346	22.70	1,690,791	26.23
2010	—		—	—		—	—		59,166	1,636,076	27.65	1,877,711	31.74
2011	—		—	—		—	—		—	—	—	—	—
2012	—		—	—		—	—		33,891	1,088,790	32.13	1,348,771	39.80
2013	—		—	—		—	—		292,940	6,111,215	20.86	7,622,765	26.02
Thereafter	—		—	—		—	—		409,918	7,341,542	17.91	11,071,377	27.01

(1)	Includes 11,145 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases with retail is $41.15 and rent on expiring leases with future step-up including retail is $41.15 per square foot in 2004.

(1)	Includes 20,231 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases with retail is $46.83 and rent on expiring leases with future step-up including retail is $46.83 per square foot in 2005.

Boston Properties, Inc.

Third Quarter 2004

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	96,268	$2,693,015	$27.97	$2,693,015	$27.97	7,972	$255,312	$32.03	$312,717	$39.23
2005	324,056	8,934,741	27.57	8,902,000	27.47	248,416	7,085,640	28.52	7,158,876	28.82
2006	749,301	18,825,604	25.12	18,273,980	24.39	227,551	6,328,113	27.81	6,497,563	28.55
2007	468,755	12,909,792	27.54	13,337,239	28.45	272,461	6,784,628	24.90	7,012,406	25.74
2008	367,171	10,705,198	29.16	11,313,285	30.81	230,153	6,899,130	29.98	7,475,940	32.48
2009	370,929	12,653,292	34.11	13,177,526	35.53	345,837	10,183,901	29.45	10,421,120	30.13
2010	108,975	2,532,948	23.24	2,767,656	25.40	559,958	15,675,328	27.99	16,754,656	29.92
2011	455,043	10,077,163	22.15	10,941,147	24.04	592,333	16,679,600	28.16	19,398,378	32.75
2012	424,413	11,757,192	27.70	13,448,871	31.69	611,085	21,460,209	35.12	26,107,065	42.72
2013	—	—	—	—	—	68,690	2,041,193	29.72	2,491,263	36.27
Thereafter	228,698	7,953,449	34.78	9,447,796	41.31	1,747,530	50,676,050	29.00	57,295,244	32.79

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	44,519	$562,048	$12.62	$562,048	$12.62
2005	—	—	—	—	—	111,875	3,788,496	33.86	3,668,090	32.79
2006	—	—	—	—	—	42,600	2,490,543	58.46	2,642,683	62.03
2007	—	—	—	—	—	10,902	283,770	26.03	295,629	27.12
2008	—	—	—	—	—	80,051	1,911,506	23.88	1,991,409	24.88
2009	—	—	—	—	—	17,224	472,616	27.44	515,951	29.96
2010	—	—	—	—	—	7,724	175,000	22.66	231,720	30.00
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	256,302	8,492,873	33.14	9,753,879	38.06

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	179,424	$5,341,411	$29.77	$5,715,527	$31.85	—	$—	$—	$—	$—
2005	250,647	7,889,549	31.48	7,889,549	31.48	—	—	—	—	—
2006	81,711	2,876,249	35.20	2,916,210	35.69	—	—	—	—	—
2007	513,240	15,708,673	30.61	16,196,805	31.56	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	251,399	7,803,171	31.04	8,672,724	34.50	—	—	—	—	—
2010	133,801	4,532,747	33.88	4,864,511	36.36	—	—	—	—	—
2011	269,917	8,598,918	31.86	9,193,711	34.06	—	—	—	—	—
2012	5,500	182,912	33.26	192,537	35.01	—	—	—	—	—
2013	91,833	2,757,025	30.02	3,199,686	34.84	—	—	—	—	—
Thereafter	393,420	10,236,582	26.02	13,247,646	33.67	—	—	—	—	—

Boston Properties, Inc.

Third Quarter 2004

HOTEL PERFORMANCE

Long Wharf Marriott - Boston

	Third Quarter 2004	Third Quarter 2003	Percent Change	Year to Date 2004	Year to Date 2003	Percent Change
Occupancy	91.2%	90.7%	0.6%	85.6%	81.4%	5.2%
Average Daily Rate	$227.06	$212.53	6.8%	$203.09	$195.05	4.1%
Revenue per available room	$207.16	$192.69	7.5%	$173.93	$158.84	9.5%

Cambridge Center Marriott
	Third Quarter 2004	Third Quarter 2003	Percent Change	Year to Date 2004	Year to Date 2003	Percent Change
Occupancy	86.4%	81.1%	6.5%	79.1%	74.3%	6.5%
Average Daily Rate	$162.67	$140.82	15.5%	$157.00	$151.62	3.5%
Revenue per available room	$140.54	$114.16	23.1%	$124.22	$112.64	10.3%

Residence Inn by Marriott
	Third Quarter 2004	Third Quarter 2003	Percent Change	Year to Date 2004	Year to Date 2003	Percent Change
Occupancy	93.1%	91.3%	2.0%	83.9%	80.3%	4.5%
Average Daily Rate	$148.15	$129.20	14.7%	$133.88	$125.20	6.9%
Revenue per available room	$137.93	$117.96	16.9%	$112.29	$100.59	11.6%

Total Hotel Performance
	Third Quarter 2004	Third Quarter 2003	Percent Change	Year to Date 2004	Year to Date 2003	Percent Change
Occupancy	89.6%	86.9%	3.1%	82.6%	78.3%	5.5%
Average Daily Rate	$184.18	$165.73	11.1%	$169.73	$162.64	4.4%
Revenue per available room	$165.40	$144.91	14.1%	$140.68	$127.73	10.1%

Boston Properties, Inc.

Third Quarter 2004

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
Greater Boston	94.3%	92.3%	85.0%	82.4%	89.9%	87.6%
Greater Washington	100.0%	99.3%	95.6%	93.1%	96.8%	94.9%
Midtown Manhattan	98.3%	98.9%	—	—	98.3%	98.9%
Baltimore, MD	95.0%	98.5%	—	—	95.0%	98.5%
Princeton/East Brunswick, NJ	—	—	92.4%	95.0%	92.4%	95.0%
Richmond, VA	91.0%	88.9%	—	—	91.0%	88.9%
Greater San Francisco	83.7%	91.6%	57.4%	57.2%	79.3%	85.8%

Total Portfolio	93.8%	95.2%	88.3%	87.0%	91.7%	92.1%

Same Property Occupancy(1) - By Type of Property
	CBD		Suburban		Total
	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
Total Office Portfolio	93.8%	95.2%	88.4%	88.1%	91.9%	92.7%
Total Office/Technical Portfolio	100.0%	100.0%	97.6%	90.0%	97.7%	90.5%
Total Industrial Portfolio	—	—	20.8%	19.1%	20.8%	19.1%

Total Portfolio	93.8%	95.2%	88.3%	87.0%	91.7%	92.1%

(1)	For disclosures related to our definition of Same Property, see page 53.

Boston Properties, Inc.

Third Quarter 2004

SAME PROPERTY PERFORMANCE

Office, Office/Technical, Industrial and Hotel Properties

	Office	Office/Technical	Industrial	Hotel (1)	Total
Number of Properties	94	17	2	3	116
Square feet	27,645,578	1,402,429	192,009	937,874	30,117,890
Percent of in-service properties	90.9%	100.0%	100.0%	100.0%	91.6%
Occupancy @ 9/30/03	92.8%	90.5%	19.1%	—	92.2%
Occupancy @ 9/30/04	92.0%	97.7%	20.8%	—	91.8%
Percent change from 3rd quarter 2004 over 3rd quarter 2003 (2):
Rental revenue	0.0%	6.5%	See Note 4	12.7%	0.8%
Operating expenses and real estate taxes	-1.1%	1.4%	See Note 4	6.9%	-0.1%
Net Operating Income (3)	0.6%	7.8%	See Note 4	28.6%	1.4%
Net Operating Income (3) - without hotels					0.7%
Rental revenue - cash basis	0.9%	8.5%	See Note 4	12.7%	1.7%
Net Operating Income (3) - cash basis (4)	2.0%	10.5%	See Note 4	28.6%	2.8%
Net Operating Income (3) - cash basis(4) - without hotels					2.2%

Same Property Lease Analysis - quarter ended September 30, 2004

	Office	Office/Technical	Industrial	Total
Vacant space available @ 7/1/04 (sf)	2,154,690	—	152,009	2,306,699
Square footage of leases expiring or terminated 7/1/04-9/30/04	1,178,992	—	—	1,178,992

Total space for lease (sf)	3,333,682	—	152,009	3,485,691

New tenants (sf)	541,176	—	—	541,176
Renewals (sf)	529,651	—	—	529,651

Total space leased (sf)	1,070,827	—	—	1,070,827

Space available @ 9/30/04 (sf)	2,262,855	—	152,009	2,414,864

Net (increase)/decrease in available space (sf)	(108,165)	—	—	(108,165)
Average lease term (months)	85	—	—	85
2nd generation TI/Comm PSF	$18.41	$—	$—	$18.41
Increase (decrease) in 2nd generation gross rents (5)	-15.69%	—	—	-15.69%
Increase (decrease) in 2nd generation net rents (5)	-23.74%	—	—	-23.74%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.

(2)	See page 46 for a quantitative reconciliation.

(3)	For a quantitative reconciliation of Net Operating Income (NOI) to net income in accordance with GAAP, see page 46. For disclosures relating to our use of NOI, see page 53.

(4)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 47. For disclosures relating to our use of NOI, see page 53.

(5)	Represents increase in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 921,144 square feet.

Boston Properties, Inc.

Third Quarter 2004

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	9/30/2004	9/30/2003
	(in thousands)
Net income available to common shareholders	$68,542	$56,970
Gains on sales of real estate from discontinued operations, net of minority interest	(4,150)	—
Income from discontinued operations, net of minority interest	(89)	(929)
Gains on sales of real estate and other assets, net of minority interest	—	(1,341)
Minority interest in Operating Partnership	16,993	17,913
Income from unconsolidated joint ventures	(460)	(1,343)
Minority interest in property partnerships	(1,447)	(648)

Income before minority interests in property partnerships, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and other assets, income from discontinued operations and gains on sales of real estate from discontinued operations	79,389	70,622
Add:
Net derivative losses/(gains)	—	(885)
Depreciation and amortization	66,523	52,991
Interest	77,698	75,343
General and administrative	13,002	11,183
Subtract:
Interest and other	(908)	(1,089)
Development and management services	(5,835)	(3,616)

Consolidated Net Operating Income	$229,869	$204,549

Same Property Net Operating Income	$197,819	$195,148
Net operating income from non Same Properties (1)	30,250	7,672
Termination income	1,800	1,729

Consolidated Net Operating Income	$229,869	$204,549

Same Property Net Operating Income	$197,819	$195,148
Less Straight Line Rent	8,464	11,030

Same Property Net Operating Income- cash basis	$189,355	$184,118

(1)	See pages 19-22 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Third Quarter 2004

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical				Industrial
	For the three months ended		$	%	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-04	30-Sep-03	Change	Change	30-Sep-04	30-Sep-03	Change	Change	30-Sep-04	30-Sep-03	Change	Change
Rental Revenue	$290,465	$290,428			$5,762	$5,410			$2	$66
Less Termination Income	1,763	1,729			—	—			—	—

Rental revenue-subtotal	288,702	288,699	3	0.0%	5,762	5,410	352	6.5%	2	66	(64)	-97.0%
Operating expenses and real estate taxes	101,464	102,541	(1,077)	-1.1%	1,144	1,128	16	1.4%	98	71	27	38.0%

Net Operating Income (1)	$187,238	$186,158	$1,080	0.6%	$4,618	$4,282	$336	7.8%	$(96)	$(5)	$(91)	-1820.0%

Rental revenue-subtotal	$288,702	$288,699			$5,762	$5,410			$2	$66
Less Straight Line Rent	8,355	10,836	(2,481)		108	199	(91)		—	(8)	8

Rental revenue-cash basis	280,347	277,863	2,484	0.9%	5,654	5,211	443	8.5%	2	74	(72)	-97.3%
Less:
Operating expenses and real estate taxes	101,464	102,541	(1,077)	-1.1%	1,144	1,128	16	1.4%	98	71	27	38.0%

Net Operating Income (2)-cash basis	$178,883	$175,322	$3,561	2.0%	$4,510	$4,083	$427	10.5%	$(96)	$3	$(99)	-3300.0%

	Hotel				Total
	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-04	30-Sep-03	Change	Change	30-Sep-04	30-Sep-03	Change	Change
Rental Revenue	$19,768	$17,542			$315,997	$313,446
Less Termination Income	—	—			1,763	1,729

Rental revenue-subtotal	19,768	17,542	$2,226	12.7%	314,234	311,717	2,517	0.8%
Operating expenses and real estate taxes	13,709	12,829	880	6.9%	116,415	116,569	(154)	-0.1%

Net Operating Income (1)	$6,059	$4,713	$1,346	28.6%	$197,819	$195,148	$2,671	1.4%

Rental revenue-subtotal	$19,768	$17,542			$314,234	$311,717
Less Straight Line Rent	1	3	(2)		8,464	11,030	(2,566)

Rental revenue-cash basis	19,767	17,539	2,228	12.7%	305,770	300,687	5,083	1.7%
Less:
Operating expenses and real estate taxes	13,709	12,829	880	6.9%	116,415	116,569	(154)	-0.1%

Net Operating Income (2)-cash basis	$6,058	$4,710	$1,348	28.6%	$189,355	$184,118	$5,237	2.8%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income in accordance with GAAP, see page 46. For disclosures relating to our use of NOI see page 53.

(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 45. For disclosures relating to our use of NOI see page 53.

Boston Properties, Inc.

Third Quarter 2004

LEASING ACTIVITY

All In-Service Properties - quarter ended September 30, 2004

	Office	Office/ Technical	Industrial	Total
Vacant space available @ 7/1/2004 (sf)	2,181,547	16,049	152,009	2,349,605
Property dispositions/assets taken out of service (sf)	(118,943)	(16,049)	—	(134,992)
Property acquisitions/assets placed in-service (sf)	1,491,678	—	—	1,491,678
Leases expiring or terminated 7/1/04-9/30/04 (sf)	1,301,435	—	—	1,301,435

Total space for lease (sf)	4,855,717	—	152,009	5,007,726

New tenants (sf)	1,793,564	—	—	1,793,564
Renewals (sf)	555,987	—	—	555,987

Total space leased (sf)	2,349,551	—	—	2,349,551 (1)

Space available @ 9/30/04 (sf)	2,506,166	—	152,009	2,658,175

Net (increase)/decrease in available space (sf)	(324,619)	16,049	—	(308,570)
Average lease term (months)	84	—	—	84
2nd generation TI/Comm PSF	$18.04	$—	$—	$18.04
Increase (decrease) in 2nd generation gross rents (2)	-15.03%	—	—	-15.03%
Increase (decrease) in 2nd generation net rents (3)	-22.43%	—	—	-22.43%

(1)	Details of 1st and 2nd generation space is located in chart below.

(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 947,480.

(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 947,480.

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross rents (2)	Incr (decr) in 2nd gen. net rents (3)	Total Leased
Boston	11,634	394,085	-30.61%	-47.42%	405,719
Washington	257,400	455,385	-7.91%	-11.04%	712,785
New York	994,988	24,086	9.86%	14.40%	1,019,074
San Francisco	—	61,080	-22.72%	-29.61%	61,080
Princeton	—	150,893	0.56%	3.23%	150,893

	1,264,022	1,085,529	-15.03%	-22.43%	2,349,551

Boston Properties, Inc.

Third Quarter 2004

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q3 2004	Q2 2004	Q1 2004	2003	2002
Recurring capital expenditures	$6,831	$4,138	$3,211	$18,514	$16,674
Planned non-recurring capital expenditures associated with acquisition properties	482	981	324	4,464	31,908
Hotel improvements, equipment upgrades and replacements	238	228	273	2,345	3,218

	$7,551	$5,347	$3,808	$25,323	$51,800

2nd Generation Tenant Improvements and Leasing Commissions

(in thousands, except per share amounts)

	Q3 2004	Q2 2004	Q1 2004	2003	2002
Office
Square feet	1,085,529	679,980	494,330	2,635,914	2,122,409

Tenant improvement and lease commissions PSF	$18.04	$24.99	$26.33	$14.41	$20.17

Office/Technical
Square feet	—	70,059	81,426	169,893	347,321

Tenant improvement and lease commissions PSF	$—	$10.04	$25.64	$6.43	$1.42

Industrial
Square feet	—	—	—	—	244,904

Tenant improvement and lease commissions PSF	$—	$—	$—	$—	$0.62

Average tenant improvement and lease commissions PSF	$18.04	$23.59	$26.23	$13.93	$16.01

Boston Properties, Inc.

Third Quarter 2004

ACQUISITIONS/DISPOSITIONS

as of September 30, 2004

ACQUISITIONS

For the period from January 1, 2004 through September 30, 2004

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
140 Kendrick Street (remaining 75% interest)	Mar-04	380,987	$21,552,000	$—	$21,552,000	100%
1330 Connecticut Avenue	Apr-04	259,403	88,000,000	9,200,000	97,200,000	99%

Total Acquisitions		640,390	$109,552,000	$9,200,000	$118,752,000	100%

DISPOSITIONS

For the period from January 1, 2004 through September 30, 2004

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
430 Rozzi Place (1)	Jan-04	20,000	$2,460,000	$2,172,000
Hilltop Office Center (1)	Feb-04	142,866	18,000,000	15,494,000
Sugarland Business Park, Building Two	Feb-04	59,215	7,131,000	2,414,000
Decoverly Two, Three, Six and Seven (2)	Apr-04	155,000	42,000,000	11,383,000
The Arboretum	Apr-04	96,000	21,500,000	7,980,000
38 Cabot Boulevard	May-04	161,000	5,750,000	4,227,000
Burlington Mall Road Land Parcel	Jun-04	n/a	1,900,000	1,658,000
Sugarland Business Park, Building One	Aug-04	52,423	7,800,000	794,000
204 Second Avenue	Sep-04	40,974	6,000,000	4,215,000

Total Dispositions		727,478	$112,541,000	$50,337,000

(1)	We had a 35.7% interest in these properties, which were consolidated in our financial statements due to the scope and nature of our control. The gains presented are the gross amounts from the sales.

(2)	Buildings consist of two Class A office properties and two land parcels, one of which is subject to a ground lease.

Boston Properties, Inc.

Third Quarter 2004

VALUE CREATION PIPELINE - DEVELOPMENT IN PROGRESS (1)

as of September 30, 2004

Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment (2)	Total Construction Loan	Amount Drawn at September 30, 2004	Estimated Future Equity Requirement	Percentage Leased (3)
Cambridge Center Seven	Q1 2006	Q1 2006	Cambridge, MA	1	231,028	11,426,592	145,933,861	—	—	134,507,269	100%
901 New York Avenue (25% ownership)	Q3 2004	Q1 2005	Washington, D.C.	1	539,038	34,402,814	44,777,000	30,000,000	21,386,731	1,760,917	88%
Capital Gallery expansion	Q1 2006	Q3 2007	Washington, D.C.	—	318,557	1,749,740	69,100,000	—	—	67,350,260	5%
Parcel E (12280 Sunrise Valley)	Q2-2006	Q2 2006	Reston, VA	1	182,000	5,135,678	45,804,416	—	—	40,668,738	100%

Total Development Properties				3	1,270,623	$52,714,824	$305,615,277	$30,000,000	$21,386,731	$244,287,184	71%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2004

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment (2)	Debt	Drawn at September 30, 2004	Estimated Future Equity Requirement	Percentage Leased
New Dominion Tech, Building Two	Q3 2004	Q3 2004	Herndon, VA	1	257,400	$59,642,795	$67,589,000	$63,000,000	$63,000,000	$—	100%
Times Square Tower	Q2 2004	Q2 2005	New York, NY	1	1,234,272	574,638,707	653,500,000	475,000,000	415,648,543	—	83%

Total Developments Placed in Service				2	1,491,672	634,281,502	721,089,000	538,000,000	478,648,543	—	—

(1)	In accordance GAAP a project is classified as a Development in Progress when construction or supply contracts have been signed and physical improvements have commenced.

(2)	Includes net revenues during lease-up period and cash component of hedge contracts.

(3)	Represents percentage leased as of October 19, 2004.

Boston Properties, Inc.

Third Quarter 2004

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of September 30, 2004

Location	Acreage	Developable Square Feet
Rockville, MD	79.7	1,142,000
Dulles, VA	76.6	934,000
Gaithersburg, MD	27.0	850,000
San Jose, CA	3.7	841,000
Reston, VA	39.6	1,417,000
Boston, MA	0.5	776,000
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Waltham, MA	4.3	202,000
Andover, MA	10.0	110,000
Washington, D.C.	0.5	170,000
Chevy Chase, MD	1.0	300,000

	366.8	7,492,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of September 30, 2004

Location	Acreage	Developable Square Feet
Princeton, NJ (1)	149.9	1,900,000
Washington, D.C. (2)	4.6	1,432,000
Framingham, MA (3)	21.5	300,000
Cambridge, MA (4)	—	200,000

	176.0	3,832,000

(1)	$30.50 per square foot and $125K per annum option payment.

(2)	Approximately 1.1 million square feet is subject to ground lease.

(3)	Subject to ground lease.

(4)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

Third Quarter 2004

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after specific and defined supplemental adjustments, including gains or losses on derivative instruments, consisting of changes in fair value and periodic cash settlements, that do not qualify for hedge accounting pursuant to the provisions of SFAS No. 133 (“non-qualifying derivative contracts”). As the impact of the non-qualifying derivative contracts did not extend beyond the quarter ended September 30, 2003, FFO as adjusted for periods ended on and after December 31, 2003 is the same as FFO computed in accordance with the NAREIT definition.

The adjustments for non-qualifying derivative contracts resulted from interest rate contracts we entered into prior to the effective date of SFAS No. 133 to limit our exposure to fluctuations in interest rates with respect to variable rate debt associated with real estate projects under development. Upon transition to SFAS No. 133 on January 1, 2001, the impacts of these contracts were recorded in current earnings, while prior to that time they were capitalized. Although these adjustments are attributable to a single hedging program, the underlying contracts extended over multiple reporting periods and therefore resulted in adjustments from the first quarter of 2001 through the third quarter of 2003. Management presents FFO before the impact of non-qualifying derivative contracts because economically this interest rate hedging program was consistent with our risk management objective of limiting our exposure to interest rate volatility and the change in accounting under GAAP did not correspond to a substantive difference. Management does not currently anticipate structuring future hedging programs in a manner that would give rise to this kind of adjustment.

Management uses FFO principally to evaluate the operating performance of our assets from period to period, and therefore it is important that transactions which impact operations over multiple periods be reflected in FFO in accordance with their substance, even if GAAP requires that the income or loss attributable to the transaction be recorded in a particular period. The resulting adjustments to FFO computed in accordance with the NAREIT definition are particularly meaningful when the events in question are substantively equivalent to other similar transactions, but the reporting of those similar transactions under GAAP more closely matches their economic substance.

Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, as well as that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance because we believe that, by excluding the effects of the non-qualifying derivative contracts, management and investors are presented with an indicator of our operating performance that more closely achieves the objectives of the real estate industry in presenting FFO. Additionally, we believe the nature of these adjustments is non-recurring because there were not similar events during the two preceding years, and the events were not reasonably likely to recur and did not, in fact, recur within the succeeding two years.

Neither FFO nor FFO as adjusted should be considered as alternatives to net income (determined in accordance with GAAP) as an indication of our performance. Neither FFO nor FFO as adjusted represents cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD as adjusted differs from that of other real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company) and (2) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership, net derivative losses and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. When a property is treated as “in-service”, we cease capitalization of all project costs. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service.” Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “same properties.” “Same properties” therefore exclude properties placed in service or acquired after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “same properties.” See pages 18-21 for “in-service properties” which are not included in “same properties.”

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